IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re:                              )
                                    )        Chapter 11
WORLDCORP, INC. and                 )
WORLDCORP ACQUISITION CORP.,        )        Case No. 99-298(MFW)
                                    )
                  Debtors.          )       (Jointly Administered)


                    ORDER CONFIRMING THE FIRST AMENDED JOINT
              LIQUIDATING PLAN OF REORGANIZATION OF WORLDCORP, INC. AND WORLDCORP ACQUISITION CORP. DATED MARCH 14, 2000
              -----------------------------------------------------

         WorldCorp, Inc. ("WorldCorp") and WorldCorp Acquisition Corp. ("Acquisition"), as debtors and debtors-in-possession herein (jointly, the "Debtors") having filed their First Amended Joint Liquidating Plan of Reorganization dated March 14, 2000 (the "Plan") in accordance with Section 1121 of Title 11 of the United States Code (the "Bankruptcy Code"), 11 U.S.C. ss.1121, and their Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code relating to the Plan dated March 14, 2000 (the "Disclosure Statement"); and the Court by order dated March 17, 2000 (the "March 17 Order") having approved the Disclosure Statement as containing adequate information, and the March 17 Order having, inter alia, (i) approved the procedures for the solicitation and tabulation of votes to accept or reject the Plan, (ii)
established deadlines for voting on and objecting to the Plan, and (iii) established April 26, 2000 as the date for commencement of the hearing, pursuant to Section 1129 of the Bankruptcy Code, 11 U.S.C. ss.1129, to consider confirmation of the Plan (the "Confirmation Hearing"); and the transmittal of materials to Holders of Claims, Interests and other parties-in-interest, and the solicitation of acceptances from Holders of Claims in Classes 3, 4 and 5 having been made within the time and in the manner required by the March 17 Order; and an affidavit of service having been filed with respect to the mailing of the Confirmation Procedures Notice (the "Mailing Affidavit"); and no objections to confirmation of the Plan having been filed; and the Confirmation Hearing having been held on April 26, 2000 where the Court considered (i) confirmation of the Plan (as amended by the modifications), and (ii) the fairness and appropriateness of substantively consolidating the Debtors' Estates; and notice of the Confirmation Hearing being deemed good and sufficient notice of the modifications of the Plan; and upon the entire record of the Debtors' Chapter 11 Cases, including, without limitation, the record made at the Confirmation Hearing; and it appearing that the Debtors, the Official Committee of Unsecured Creditors ("Committee"), WLR Recovery Fund, L.P. (formerly known as Rothschild Recovery Fund, L.P.) ("WLR"), the Debtors' current officers, and the Debtors' professionals have settled numerous disputes between them as to proposed bonus payments to the Debtors' current officers, requests for allowance of compensation by the Debtors' professionals, and WLR's claim under Section 503(b) of the Bankruptcy Code, which settlements substantially reduce the amounts to be set aside as reserves on the Effective Date, and it further appearing that motions for approval of such settlements are pending before the Bankruptcy Court or will be filed promptly with the Court, and that the Debtors and the Committee agree that confirmation and the prompt occurrence of the Effective Date are in the best interests of the creditors and the estates; and after finding that due, sufficient and adequate notice of the Confirmation Hearing, the substantive consolidation of the Debtors' Estates, and the settlements and compromises embodied in the Plan has been given to Holders of Claims, Interests and to all parties-in-interest, and after due deliberation, the Court makes the following findings of fact and conclusions of law:

                    FINDINGS OF FACT AND CONCLUSIONS OF LAW:
                    ----------------------------------------
         A. The Bankruptcy Court has jurisdiction over the Chapter 11 Cases pursuant to 28 U.S.C. ss.ss.157(a) and 1334(a). Venue of these proceedings and the Chapter 11 Cases in this district is proper pursuant to 28 U.S.C. ss.ss.1408 and 1409. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. ss.157(b) and this Court has jurisdiction to enter a final order with respect thereto.
         B. Due, timely, sufficient and adequate notice of the Plan, the Confirmation Hearing, and the deadlines for voting on, and filing objections to, the Plan has been given to all known Holders of Claims and Interests and other parties-in-interest in accordance with the procedures established by the March 17 Order, the Bankruptcy Code, the Bankruptcy Rules, the local rules of the Court and all other applicable laws, rules and regulations.
         C. The solicitation by the Debtors of votes accepting or rejecting the Plan was proposed and conducted in good faith and complied with Sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018, the March 17 Order and all other applicable provisions of the Bankruptcy Code and all other applicable laws, rules and regulations.
         D. The procedures by which the ballots and master ballots, as applicable, were distributed to Holders of Claims against the Debtors in Classes 3, 4 and 5 under the Plan entitled to vote on the Plan and tabulated were fair, properly conducted and in accordance with the Bankruptcy Code, the Bankruptcy Rules, the local rules of this Court, the March 17 Order and all other applicable laws, rules and regulations.
         E. As evidenced by the Certification of Logan & Company, Inc. Regarding the Methodology for the Tabulation of, and Results of Voting With Respect To, The Debtors' Amended Joint Plan of Liquidation (the "Plan Vote Certification") dated April 26, 2000, certifying the method and results of the ballot tabulation, (i) at least two-thirds in amount and more than one-half in number of the Holders of Claims in Class 3 (Senior Notes Claims), Class 4 (Debenture Claims) and Class 5 (General Unsecured Claims) voting on the Plan accepted the Plan without including the votes of insiders.
         F. The classification scheme of Claims and Interests in the Plan is reasonable and complies with the requirements of ss.ss. 1122 and 1123 of the Bankruptcy Code. Claims or Interests in each particular Class are substantially similar to other Claims contained in such Class. In addition, consistent with
Section 1122(b), the Plan contains a convenience class (Class 2) encompassing Holders of Allowed Claims in an amount of $500 or less. The inclusion of a convenience class in the Plan is reasonable and appropriate for administrative convenience.

         G. Classes 1 and 2 are not impaired under the Plan and, therefore, such Classes are deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code.
         H. Class 6 is impaired under the Plan and is deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code.
         I. As required by Section 1129(a)(1) of the Bankruptcy Code, the Plan complies with all applicable provisions of the Bankruptcy Code.
         J. As required by and in compliance with Sections 1123(a)(1), (a)(2) and (a)(3) of the Bankruptcy Code, the Plan (i) identifies the Classes of Claims against and Interests in the Debtors, (ii) specifies the Classes of Claims and Interests that are not impaired under the Plan as well as those that are impaired under the Plan, and (iii) specifies the treatment of each Class of Claims or Interests under the Plan.
         K. Consistent with Section 1123(a)(4) of the Bankruptcy Code, the Plan provides the same treatment for each Claim or Interest in a particular Class, unless a Holder of a Claim or Interest has agreed with the Debtors to a less favorable treatment.
         L. As required by Section 1123(a)(5) of the Bankruptcy Code, the Plan contemplates adequate means for its execution and implementation including, but not limited to, (i) the substantive consolidation of the Chapter 11 Cases; (ii) the utilization of available Cash on hand; and (iii) adoption of an Amended Certificate of Incorporation for WorldCorp.
         M. As required by Section 1123(a)(6) of the Bankruptcy Code, the Plan provides for the inclusion in the Amended Certificate of Incorporation of a provision prohibiting the issuance of non-voting equity securities and for an appropriate distribution of voting power among holders of common stock.
         N. Consistent with Section 1123(a)(7) of the Bankruptcy Code, the Plan provides for W. Joseph Dryer to be the Liquidating Agent and to operate the Debtors in their capacity as Liquidating Entity after the Effective Date under the supervision of the Liquidating Committee consisting of Gordon McCormick, Wilbur L. Ross, Jr. and Thomas Siering. Mr. Dryer is the Secretary and Treasurer of each Debtor and a director of WorldCorp. Mr. McCormick is a holder of a Class 4 Debenture Claim and a member of the Creditors Committee. Mr. Ross is a representative of WLR, which is a holder of both the Class 3 Senior Notes Claim and a Class 4 Debenture Claim, as well as a member of the Creditors Committee. Mr. Siering is a representative of EBF & Associates, which is a holder of a Class 4 Debenture Claim and a member of the Creditors Committee. The designation of W. Joseph Dryer as Liquidating Agent and of Messrs. McCormick, Ross and Siering as the Liquidating Committee on and after the Effective Date is consistent with the interests of Holders of Claims and Interests and public policy.

         O. Consistent with Sections 1123(b)(1) and (b)(2) of the Bankruptcy Code, the Plan impairs or leaves unimpaired, as the case may be, each Class of Claims or Interests, and provides for the rejection of each of the Debtors' executory contracts and unexpired leases which have not been previously assumed or rejected pursuant to Section 365 of the Bankruptcy Code by prior order of the Court, as of the Confirmation Hearing.
         P. Consistent with Section 1123 (b)(3) of the Bankruptcy Code, the Plan provides for either (i) the settlement or adjustment, or (ii) retention and enforcement by the Liquidating Entity, of any claims, demands, rights and causes of action that any of the Debtors or the Estates may hold against any Entity, other than claims that are released by virtue of Section 8.10 or Section 11.2(b) of the Plan.
         Q. As required by Section 1129(a)(2), the Debtors have complied with all of the applicable provisions of the Bankruptcy Code including the disclosure and solicitation requirements of Sections 1125 and 1126 of the Bankruptcy Code. The Debtors transmitted solicitation materials including ballots to the Holders of Claims in Classes 3, 4 and 5 entitled to vote on the Plan, and non-voting materials including the Plan Summary to the Holders of Interests, only after the Court approved the Disclosure Statement and Plan Summary as containing adequate information and related materials for distribution in compliance with the requirements of the March 17 Order.
         R. As required by Section 1129(a)(3), the Plan has been proposed in good faith and not by any means forbidden by law. The Debtors' objectives in proposing the Plan were for the valid business purpose of resolving disputes and satisfying, to the extent possible, the obligations of the Debtors.
         S. As required by Section 1129(a)(4) of the Bankruptcy Code, any payment made or to be made by the Debtors for services or for costs and expenses in connection with these Chapter 11 Cases, or in connection with the Plan, other than those incurred in the ordinary course of business, has been approved by this Court, or is subject to the approval by this Court as being reasonable, or both.
         T. The Debtors have disclosed their designation of W. Joseph Dryer, presently the Secretary and Treasurer and a Director of WorldCorp, to serve as Liquidating Agent on and after the Effective Date, and have disclosed the identities of those persons who shall serve as members of the Liquidating Committee on and after the Effective Date.
         U. Section 1129(a)(6) of the Bankruptcy Code is inapplicable as there is no governmental regulatory commission with jurisdiction over any rates charged by the Debtors.

         V. As required by Section 1129(a)(7) of the Bankruptcy Code, with respect to each impaired Class of Claims, and each impaired Class of Interests, each Holder of a Claim or Interest of such Class has either accepted the Plan or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount such Holder would receive or retain if the Debtors were liquidated on the Effective Date under Chapter 7 of the Bankruptcy Code. W. The Debtors have requested that the Court confirm the Plan under Section 1129(b) as to Class 6.
         X. The Plan is fair and equitable with respect to the Holders of Class 6 Interests as no Class junior to Class 6 under the Plan will receive or retain any property under the Plan on account of such junior Interest. In addition, the Plan does not discriminate unfairly with respect to Holders of Class 6 Interests.
         Y. The Plan provides for the treatment of Allowed Administrative Expense Claims and Allowed Priority Claims pursuant to Sections 507(a)(1),
(a)(3), and (a)(8) of the Bankruptcy Code, in accordance with Section 1129(a)(9) of the Bankruptcy Code, except to the extent that the Holder of a particular Claim has agreed in writing to a different treatment. Administrative Expense Claims incurred in the ordinary course of the Debtors' business shall be paid or performed in accordance with the terms and conditions of the parties' agreement.
         Z. As required by Section 1129(a)(10) of the Bankruptcy Code, and as demonstrated by the Plan Vote Certification, at least one impaired Class of Claims has accepted the Plan, determined without including any acceptance of the Plan by any insider.
         AA. The Plan is feasible. The Debtors have demonstrated that, on and after the Effective Date, they will have the ability to meet their financial obligations under the Plan and liquidate their remaining assets in the ordinary course. As required by Section 1129(a)(11) of the Bankruptcy Code, confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtors, except as contemplated by the Plan.
         BB. As required by Section 1129(a)(12) of the Bankruptcy Code, all fees payable under 28 U.S.C. 1930, which are unpaid and due to be paid as of the Effective Date, shall be paid in Cash on or before the Effective Date.

         CC.      Based on the record of the Confirmation Hearing, the Common
Stock has no value.
         DD.      The substantive consolidation of the Debtors as provided for by Section 2.1 of the Plan will facilitate the consummation and implementation of the Plan, is integral to the treatment provided to Creditors under the Plan, will not prejudice any Creditor of the Estates and is appropriate under the circumstances.
         EE.      The Plan is the only plan of reorganization for the Debtors pending before this or any other Court.
         FF.      The primary purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933, as amended (15 U.S.C.  77e).
         GG. The Debtors have stated that they believe that conditions precedent to the Effective Date of the Plan, as set forth in Section 12.1 of the Plan, will occur or be duly waived.
         HH. Pursuant to Section 1125(e) of the Bankruptcy Code, the Debtors and the other Persons specified in Section 11.5 of the Plan shall not be liable on account of their solicitation of acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code, for any violation of applicable law, rule or regulation governing the solicitation of acceptances of a plan of reorganization or the offer, issuance, sale or purchase of securities; provided, however, that nothing in this paragraph shall be deemed to release any such person from liability for acts or omissions that are the result of fraud, gross negligence, willful misconduct, or willful violation of the securities laws or the Internal Revenue Code.
         II. The modifications to the Plan proposed by the Debtors prior to, at or in connection with the Confirmation Hearing as set forth below in this Confirmation Order (the "Plan Modifications") have been reviewed by and consented to by the Creditors' Committee. The Plan Modifications do not adversely change the treatment of the Holders of Claims against, or Interests in, the Debtors. Consequently, in accordance with Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, the Plan as amended is deemed accepted by each Holder of a Claim against the Debtors that voted to accept the Plan, without the need to resolicit the votes of such Creditors on the Plan as amended, and is deemed accepted by each Holder of an unimpaired Claim deemed to have accepted the Plan in accordance with Section 1126(f) of the Bankruptcy Code.
         Finding that the Plan is confirmable based upon, inter alia, all of the foregoing Findings of Fact and Conclusions of Law, the Court ORDERS that:

                              Confirmation of Plan
                              --------------------

         1. The Plan and each of its provisions, as modified to the limited extent set forth herein, are hereby confirmed in accordance with Sections 1129(a) and (b) of the Bankruptcy Code.

                            Modifications To The Plan
                           --------------------------

         2. The Plan is hereby modified as follows:

         (a) The second sentence of Section 8.4(a) is amended and restated as follows: "The Liquidating Entity shall be managed by the Liquidating Agent, who shall serve as President, under the supervision of the Liquidating Committee."
         (b) The second sentence of Section 8.3(e) is amended and restated as follows: "Fees and expenses of the Debenture Trustee accruing after the Effective Date with respect to its role as distribution agent for holders of the Allowed Class 4 Debenture Claims or in connection with the allowance or disallowance of Administrative Claims shall be paid in full as an Administrative Claim as and when the same shall become due."
         (c) The following Section 8.12 is added to the Plan:
                  8.12 Amendment of WorldCorp Certificate of Incorporation. On the Effective Date, the certificate of incorporation of WorldCorp shall be amended to prohibit the issuance of nonvoting equity securities and to provide that each share of stock in WorldCorp shall be entitled to a single vote.

         (d) The following Section 8.13 is added to the Plan:
                  8.13 Ownership of Stock In WorldCorp After the Effective Date. On the first Business Day after the Effective Date, without further action of any party, (a) all outstanding shares of WorldCorp Common Stock and all other interests in the Debtor shall be canceled; and (b) WorldCorp shall be deemed to have issued one share of its common stock to each member of the Liquidating Committee in his or her capacity as such. The members of the Liquidating Committee shall hold such stock and exercise their rights as stockholders for the benefit of Holders of Allowed Class 4 Debenture Claims and Allowed Class 5 General Unsecured Claims and in furtherance of the provisions of this Plan.
         (e) The second  sentence  of Section  11.6 is amended  and  restated as follows: "All claims against the Liquidating Entity with respect to Post-Petition Indemnification Rights must be asserted in writing to the Liquidating Agent at least five (5) business days prior to the Termination Date or be forever barred. The Liquidating Agent shall give notice to the Liquidating Committee of the anticipated Termination Date no later than ten (10) business days prior to the Termination Date."
         (f) The following sentence is added at the end of Section 11.6: "From and after the Effective Date, the Liquidating Agent and each member of the Liquidating Committee shall be entitled to be indemnified by the Liquidating Entity with respect to their service in such capacities to the same extent as if they were officers and directors of the Liquidating Entity, and any claims they may assert against the Liquidating Entity for indemnity shall be treated as claims with respect to Post-Petition Indemnification Rights for purposes of the Plan."
                            Substantive Consolidation
                           ---------------------------
         3. The substantive consolidation of the Chapter 11 Cases into a single case solely for purposes of confirmation and consummation of the Plan is hereby approved in accordance with Section 105(a) of the Bankruptcy Code, and (i) all assets and all proceeds thereof, and all liabilities of the Debtors will be merged or treated as though they were merged with and into the assets and liabilities of WorldCorp; (ii) any obligations of any Debtors, and all guarantees thereof executed by either of the Debtors, and any Claims filed or to be filed in connection with any such obligation and guarantee will be deemed one Claim against WorldCorp; (iv) each and every Claim filed in the individual Chapter 11 Case of either of the Debtors will be deemed filed against WorldCorp; and (v) for purposes of determining the availability of the right of set-off under Section 553 of the Bankruptcy Code, the Debtors shall be treated for purposes of the Plan as one entity so that, subject to the other provisions of
Section 553 of the Bankruptcy Code, debts due to either of the Debtors may be offset against the debts of either of the Debtors. Implementation of the Plan

         4. Subject to the provisions of the Plan (including any Plan Document) and this Confirmation Order, the Debtors will, as reorganized Debtors, continue to exist after the Effective Date for the sole purpose of carrying out the functions of the Liquidating Entity under the Plan, with all the powers of a corporation or partnership, as applicable, under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under applicable law as necessary for such purpose.
         5. Consistent with the Plan, the Amended and Restated Certificate of Incorporation of WorldCorp, Inc., substantially in the form attached hereto as Exhibit A, as it may be modified by the Debtors with the consent of the Creditors' Committee, and all terms and provisions thereof (collectively, the "Amended Certificate") is hereby approved in all respects.
         6. The Debtors, the Liquidating Entity, the Liquidating Agent, the Liquidating Committee, their respective directors, officers and agents are hereby authorized to enter into, execute, deliver, file and/or implement the Amended Certificate and other documents and instruments substantially consistent with or incidental to the Plan, and any amendments, supplements or modifications thereto as may be appropriate, and to take such other steps and perform such other acts as may be necessary to implement and effectuate the Plan, the Amended Certificate, all other related instruments and documents and this Confirmation Order, and to satisfy all other conditions precedent to the implementation and effectiveness of the Plan.
         7. The Plan and all other agreements provided for under the Plan, including the Amended Certificate, and all transactions, documents, instruments and agreements referred to therein, contemplated thereunder or executed and delivered in connection therewith, and any amendments or modifications thereto in substantial conformity therewith are approved, and the Debtors are authorized and directed to enter into and to perform such agreements according to their terms.
         8. Pursuant to Section 1.2 of the Plan and the recommendation of the Creditors' Committee, on the Effective Date, the following persons shall be appointed as the Liquidating Committee:

                              (a) Gordon McCormick
                              (b) Wilbur L. Ross, Jr.
                              (c) Thomas Siering

The appointment of the foregoing persons is consistent with the interest of Holders of Claims against, and Interests in, the Debtors, and with public policy. On the Effective Date, without further action of the Debtors or any party in interest, the members of the Liquidating Committee shall become the directors of each Debtor, and all other directors of each Debtor shall be deemed to have resigned.

         9. Pursuant to Section 1.2 of the Plan, on the Effective Date, W. Joseph Dryer shall be the Liquidating Agent. The appointment of W. Joseph Dryer is consistent with the interests of Holders of Claims against, and Interests in, the Debtors, and with public policy.
         10. On and after the Effective Date, the Debtors shall continue to exist as corporations duly organized under the laws of Delaware for the purpose of implementing the provisions of the Plan; provided, however, that the Liquidating Agent, with the consent of the Liquidating Committee, shall have discretion, without further order of the Bankruptcy Court, to dissolve Acquisition, merge it into WorldCorp, or take such other actions consistent with Delaware law as may be necessary or advisable in order to wind up Acquisition's affairs and reduce expenses of the Liquidating Entity.
         11. Pursuant to Section 1141(a) of the Bankruptcy Code, from and after the Confirmation Date, the Plan shall be binding upon the Debtors, all Holders of Claims against, and Interests in, the Debtors and any other party-in-interest in these Chapter 11 Cases and their respective successors and assigns, regardless of whether the Claims of such Holders or obligations of any party-in-interest (i) are in a Class that is impaired under the Plan, (ii) have accepted the Plan, or (ii) have filed a proof of claim.
         12. Except as otherwise provided in the Plan, upon the Effective Date, all property of the Estates shall vest in and be retained by the Liquidating Entity, or distributed to Creditors as provided in the Plan, free and clear of all Liens, Encumbrances and Interests of Creditors and Holders of Interests. On and after the Effective Date, the Liquidating Entity may use, acquire and dispose of property and compromise and settle any Claims without supervision or approval by this Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan and this Confirmation Order.
         13. Except as otherwise provided in the Plan or this Confirmation Order, all Holders of Claims and Interests shall be precluded from asserting against the Debtors, any of their assets or properties or any property dealt with under the Plan, any or other further Claim based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not such Holder filed a proof of claim.
         14.  Except  as  otherwise  provided  in the Plan or this  Confirmation
Order, all Holders of Claims against, and Interests in, the Estates are permanently restrained and enjoined after the Confirmation Date from commencing, continuing or taking any act, to enforce, or from collecting or recovering by any manner or means, any right, claim or cause of action related to any claim, against either of the Debtors.

         15. The releases and injunctions provided for in Sections 11.2 and 11.5 of the Plan are hereby modified as set forth in the next sentence of this Paragraph 15 and, as so modified, are hereby approved and authorized and incorporated herein as if fully set forth therein. The release and injunction set forth in Sections 11.2 and 11.5 of the Plan shall apply only (i) to claims of the Debtors, (ii) claims of persons or entities that have voted to accept the Plan, and (iii) claims of successors and assigns of the persons or entities identified in Paragraphs 15(i) and 15(ii).
         16. Except as otherwise provided for in the Plan or this Confirmation Order, pursuant to Section 11.5 of the Plan, neither the Debtors, the Liquidating Entity, the Liquidating Agent, the Liquidating Committee, nor any of their respective employees, officers, directors, agents, or representatives, nor any Professionals employed by any of them, nor the Creditors' Committee, or any of its members, agents, representatives, or professional advisors shall have or incur any liability to any Entity for any act taken or omission made in good faith in connection with or related to formulating, implementing, confirming or consummating the Plan, or any contract, instrument, release, or other agreement or document created in connection with the Plan; provided, however, that nothing in this paragraph shall be deemed to release any such person from liability for acts or omissions that are the result of fraud, gross negligence, willful misconduct, or willful violation of the securities laws or the Internal Revenue Code.
         17. Nothing contained in the Plan or in this Confirmation Order shall be construed to effect a waiver of the rights of any party under Section 1125(e) of the Bankruptcy Code or, except as provided in Section 11.6 of the Plan, the waiver of the rights of any party to indemnification.
         18. Pursuant to Section 1146(c) of the Bankruptcy Code, neither (i) the issuance, transfer or exchange of any security under the Plan, nor the making or delivery of any instrument of transfer, (ii) the revesting, transfer or sale of any real or personal property of the Debtors, nor (iii) the making, delivery, creation, assignment, amendment or recording of any note or other obligation for the payment of money, any deed or other instrument of transfer, in connection with, or in furtherance of, the Plan shall be subject to any document recording tax, stamp tax, or other similar tax or governmental assessment. Each and every recorder of deeds or similar official for any county, city or governmental unit in which any instrument under, in furtherance of, or in connection with the Plan, is to be recorded, is directed to accept for filing or recording this Confirmation Order and any and all such instruments, without requiring the payment of any documentary stamp tax, deed stamps, stamp tax, transfer tax, intangible tax or other similar tax.

         19. Distributions required to be made to the Holders of Allowed Claims against the Debtors shall be made to the Entities entitled thereto as provided in the Plan. The record date for determining which Holders of Allowed Claims are entitled to receive distributions under the Plan shall be April 21, 2000 (the "Distribution Record Date"). Pursuant to Section 8.3(f) of the Plan, the respective transfer registers for the Senior Notes and the Debentures will be closed, and the Liquidating Agent, the Liquidating Entity, the Senior Notes Trustee, the Debenture Trustee and their respective agents shall have no obligation to recognize the transfer of any Senior Notes or Debentures occurring after the Distribution Record Date.
         20. Provided any such distribution is permitted by and made in compliance with applicable securities laws, the Liquidating Agent, with the consent of the Liquidating Committee, may distribute shares of stock in World Airways, Inc. to holders of Allowed Class 4 Debenture Claims and Allowed Class 5 General Unsecured Claims without making an offer to distribute such shares.

                               Executory Contracts
                               --------------------

         21. Except as otherwise  provided by orders of this Court,  pursuant to
Section 9.1 of the Plan, and in accordance with Section 1123(b)(2) of the Bankruptcy Code, the Debtors will be deemed to have rejected as of the Effective Date each executory contract or unexpired lease that has not been previously assumed or rejected pursuant to a prior order of this Court.
         22. Pursuant to Section 9.2 of the Plan, any Claim for damages arising by reason of the rejection of an executory contract or unexpired lease pursuant to the Plan, if not previously evidenced by a filed proof of claim or barred by a Final Order shall be forever barred and shall not be enforceable against the Debtors, the Liquidating Entity or their successors or assigns or their properties or agents, unless a proof of claim is filed with the Bankruptcy Court and served within twenty (20) days after the date of entry of this Confirmation Order.

               Certain Administrative Claims; Professional Persons
               ---------------------------------------------------

         23. All applications for a final allowance of compensation and the reimbursement of expenses pursuant to Sections 327, 328, 330, or 331 of the Bankruptcy Code filed by professional persons for services rendered through the Confirmation Date (each a "Final Compensation Application") shall be filed and served on the Liquidating Agent, the Liquidating Committee and the United States Trustee no later than thirty (30) days after the Effective Date or such later date as the Court shall approve. All applications for compensation or reimbursement of expenses filed pursuant to Section 503(b) of the Bankruptcy Code (each a "Section 503(b) Application") shall be filed and served on the Debtors, the Creditors' Committee and the United States Trustee so as to be received by the earlier of 30 days after the Confirmation Date or five (5) days before the Effective Date. Any professional person or other person that fails to timely file an application for allowance shall be forever barred from asserting such Claims against the Liquidating Entity. Objections to such Final Compensation Applications and Section 503(b) Applications shall be due no later than fifteen (15) days after service of the related application. Hearings on the Final Compensation Applications and Section 503(b) Applications shall be established by the Court.
         24. After the Effective Date, each professional person employed by the Liquidating Agent or the Liquidating Committee may receive payment from the
Liquidating Entity for compensation earned and reimbursement of expenses incurred subsequent to the Confirmation Date relating to the implementation and consummation of the Plan without the need for filing applications for post-Confirmation Date services or obtaining approval of the Court; provided however, that no such fees and expenses shall be paid without receipt by the Liquidating Entity of a detailed written invoice from the professional person. The Court shall retain jurisdiction to determine any disputes concerning post-Confirmation Date fee requests related to the implementation of the Plan.

           Retention of Jurisdiction; Standing; Preservation of Claims
           -----------------------------------------------------------

         25. Notwithstanding the entry of this Confirmation Order, the occurrence of the Effective Date or substantial consummation of the Plan, the Court will retain jurisdiction of all matters arising out of, or related to, the Chapter 11 Cases as necessary to ensure that the purpose and the intent of the Plan are carried out and otherwise to the full extent provided herein and in
Article XIII of the Plan.
         26. On the Effective Date, the Creditors' Committee will be deemed dissolved and the duties of the Creditors' Committee will thereupon terminate in accordance with Section 14.4 of the Plan; provided, however, that the Creditors' Committee shall have standing after the Effective Date to object to applications for allowance of compensation or reimbursement of expenses pursuant to Sections 327, 328, 330, 331 or 503(b) of the Bankruptcy Code.

         27. In accordance with Section II of the February 1, 1999 Engagement and Retention Agreement by an among WorldCorp, Cold Spring Group, Inc. and Mark
M. Feldman, the term of Mr. Feldman's service as an officer and employee of the Debtors shall expire on the Effective Date.
         28. In the event that the Debtors have not received, on or before the Effective Date, all amounts payable to the Debtors by The Atlas Companies, Inc. ("Atlas") from the Tax-Sharing Payment contemplated by this Court's November 18, 1999 Order Approving Settlement Among WorldCorp, Inc., WorldCorp Acquisition
Corp., Sun Paper Limited Partnership, Frye Acquisition Partners, Beacon Hill Financial Investment Partners I Limited Partnership, Transom Investments N.V., Mabufin N.V., Indofin N.V., Philip Roman & Company, Sun Paper Advisors, Inc., Sun Capital Partners, Inc., and The Atlas Companies, Inc. ("Atlas Settlement Order") and the settlement approved therein, the Debtors' claims against Atlas shall be preserved and shall be enforced or settled after the Effective Date by the Liquidating Agent under the supervision of the Liquidating Committee. This Court shall retain jurisdiction for purposes of any such enforcement action.

                               General Provisions
                               -------------------
         29. The Liquidation Budget annexed hereto as Exhibit "B" is hereby approved. The additional reserves to be established on the Effective Date shall be funded in amounts projected by the Debtors, the Creditors' Committee and the Liquidating Agent to be sufficient to pay all Allowed Administrative Claims and other expenses of these Chapter 11 cases that are not paid on the Effective Date or covered by the Liquidation Budget.
         30. Failure specifically to include or reference particular sections or provisions of the Plan or any related agreement in this Order shall not diminish or impair the effectiveness of such sections or provisions, it being the intent of the Court that the Plan be confirmed and such related agreements be approved in their entirety.
         31. To the extent of any inconsistency between the terms of the Plan and this Confirmation Order, those of the Confirmation Order shall govern.

Dated:   Wilmington, Delaware
         May __, 2000

                                              ---------------------------------
                                              Mary F. Walrath
                                              United States Bankruptcy Judge

Attachment A

                              AMENDED AND RESTATED


                          CERTIFICATE OF INCORPORATION


                                       OF


                                 WORLDCORP, INC.


         WorldCorp, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law"), hereby certifies as follows:


         1. The name of the corporation is WorldCorp, Inc. and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 16, 1987 and amended on April 13, 1987.


         2. Pursuant to Section 242 and 245 of the General Corporation Law, this Amended and Restate Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.


         3. The text of the Certificate of Incorporation of this corporation is hereby amended and restated in its entirety to read as follows:

         FIRST:   The name of the corporation is

                                 WORLDCORP, INC.

         SECOND: The address of the registered office of the corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is The Corporation Trust Company.

         THIRD:   The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of all classes of stock of the corporation shall be one thousand (1,000) shares, all of which shall be shares of Common Stock with a par value of one dollar ($1.00) per share ("Common Stock"). Such shares shall have no preemptive or preferential rights of subscription concerning further issuance or authorization of any of the corporation's shares. Each outstanding share of Common Stock shall be entitled to one vote on all matters that are subject to voting by shareholders.

         The Common Stock may be issued from time to time in one or more series.

         The corporation shall not issue nonvoting equity securities.

         FIFTH:   In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized subject to the limitations herein:

         To make, alter, or repeal the by-laws of the corporation.

         To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

         To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

         By resolution or resolutions passed by a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in said resolution or resolutions or in the by-laws of the corporation, shall and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have the power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

         When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the stock issued and outstanding, to sell, lease or exchange all of the property and assets of the corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

         No contract or other transaction between the corporation and any other corporation and no other act of the corporation with relation to any other corporation shall, in the absence of fraud, in any way be invalidated or otherwise affected by the fact that any one or more of the directors of the corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of the corporation may vote upon any contract or other transaction between the corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation. Any director of the corporation, individually, or any firm or association of which any director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation, provided that the fact that he individually or as a member of such firm or association is such a party or so interested shall be disclosed or shall have been known to the board of directors or a majority of such members thereof as shall be present at any meeting of the board of directors at which action upon any such contract or transaction shall be taken; and in any case described in this paragraph any such director may be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize any such contract or transaction and may vote thereat to authorize any such contract or transaction.

         SIXTH: Meetings of stockholders may be held outside the State of Delaware, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by ballot unless the by-laws of the corporation shall so provide.

         SEVENTH: The number of directors which shall comprise the board of directors shall be fixed by, or in the manner provided in, the by-laws of the corporation. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however to prior death, resignation, retirement, disqualification or removal from office.

         EIGHTH: Subject to the terms contained herein, the corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation and the terms contained herein.

         NINTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for the liability (i) for any breach of the Director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived any improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of the corporations' directors for breach of fiduciary duty, then a Director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article NINTH by the stockholders of the corporation shall not adversely affect any right or protection of a Director of the corporation existing at the time of such repeal or modification.

PROPOSED LIQUIDATION BUDGET

                                              JUN          JUL          AUG          SEP         OCT          NOV         TOTAL

LIQUIDATING AGENT                            12,000.00    12,000.00    12,000.00    6,000.00     6,000.00    6,000.00     54,000.00
BENEFITS                                      2,060.42     2,060.42     2,060.42    2,060.42     2,060.42    2,060.42     12,362.50
RENT AND FACILITIES                           4,000.00     4,000.00     4,000.00    4,000.00     4,000.00    4,000.00     24,000.00
LEGAL POST EFFECTIVE DATE                    25,000.00    25,000.00    25,000.00   15,000.00    15,000.00   15,000.00    120,000.00
TAX RETURN YE 2000                           25,000.00                                                                    25,000.00
WLDA STK DIST EXP                            75,000.00                                                                    75,000.00
NOTICE STORAGE LOGAN                          2,000.00     2,000.00     2,000.00    2,000.00     2,000.00    2,000.00     12,000.00
DE FRANCHISE TAX                                                                                               200.00        200.00
TRAVEL                                        1,500.00     1,500.00     1,500.00    1,500.00     1,500.00    1,500.00      9,000.00
US TRUSTEE                                   10,000.00                              5,000.00                 1,250.00     16,250.00
INDEMNITY FUND                              100,000.00                                                                   100,000.00
                                            256,560.42    46,560.42    46,560.42   35,560.42    30,560.42   32,010.42    447,812.50


THESE AMOUNTS ARE ESTIMATES.  AMOUNTS ALLOCATED TO ANY LINE ITEM ON THIS PROPOSED LIQUIDATION
BUDGET, OR ON THE PRELIMINARY INITIAL DISTRIBUTION ANALYSIS MAY BE APPLIED TO ANY OTHER LINE ITEM
IF NOT REQUIRED TO BE PAID AS INITIALLY PROJECTED. ANY AMOUNTS NOT SPENT SHALL BE DISTRIBUTED TO
CREDITORS OR THE TERMINATION DATE.